Exhibit 99.1

Media Contact:

Christopher Veronda +1 585-724-2622, christopher.veronda@kodak.com

Kodak Sets New Structure to Drive Growth

ROCHESTER, N.Y., Dec. 4, 2014 – Kodak (NYSE: KODK) has established a new organizational structure to make the company faster-moving, more competitive and more entrepreneurial. The company will have five market-focused business divisions: Print Systems; Enterprise Inkjet Systems; Micro 3D Printing and Packaging; Software and Solutions; and Consumer and Film.

These divisions will be end-to-end operating units with responsibility and accountability for portfolio, product design, engineering, services, sales, purchasing and supply chain.

“Kodak has an extraordinary product and service portfolio, groundbreaking scientific and engineering expertise, and a world-famous and highly trusted brand,” Kodak Chief Executive Officer Jeff Clarke said. “We now have the right organizational structure for deploying those strengths to drive growth. We designed this structure to sharpen our focus on performance, predictability and accountability for business results.”

Kodak’s new operating divisions, their markets and leaders are:

•	Print Systems Division: Led by Brad Kruchten, President, Print Systems, and Senior Vice President, Kodak, this division will serve graphic arts and commercial print customers with printing plates (including the rapidly growing KODAK SONORA Process Free Plates), computer to plate (CTP) imaging solutions, electrophotographic printing solutions (EPS), OEM toner and all equipment services.

•	Enterprise Inkjet Systems Division: Philip Cullimore, President, Enterprise Inkjet Systems, and Senior Vice President, Kodak, will lead this division, which will serve existing and future inkjet printing customers with KODAK PROSPER Systems (including the PROSPER 6000 Press, the world’s fastest and most powerful commercial inkjet press); KODAK VERSAMARK Systems; Print on Demand Solutions (PODS); and ink OEM solutions.

•	Micro 3D Printing and Packaging Division: Philip Cullimore will also lead this group on an interim basis as President, Micro 3D Printing and Packaging, which serves packaging

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customers and display OEM partners with products such as KODAK FLEXCEL NX Systems and Plates, legacy packaging solutions and touch sensor films.

•	Software and Solutions Division: Eric-Yves Mahe, President, Software and Solutions, and Senior Vice President, Kodak, will lead this unit which includes Kodak Technology Solutions, Kodak’s go-to-market engine to prioritize and monetize Kodak innovations in partnership with Kodak Research Labs; KODAK Unified Workflow Solutions; Brand Protection Solutions; Kodak Services for Business; and Design 2 Launch solutions to manage and coordinate use of brand assets.

•	Consumer and Film Division: Steven Overman, President, Consumer and Film, and Senior Vice President, Kodak, who is also Kodak’s Chief Marketing Officer, will lead Kodak’s most consumer-facing division, with responsibility for consumer inkjet solutions, motion picture and commercial films, synthetic chemicals, and brand licensing. This division is responsible for the exploration of other potential initiatives in the consumer space.

Kodak is combining its current four regional sales organizations into two: Europe, United States and Canada, Australia and New Zealand (EUCAN) and Asia, Latin America, Middle East and Africa (ALMA). These will be led by John O’Grady, Managing Director, EUCAN, and Vice President, Kodak, and Lois Lebegue, Managing Director, ALMA, and Vice President, Kodak. Common service and back office support will be hosted in a shared service model in each region for all businesses.

The company also is optimizing its corporate functions by eliminating overlap and enhancing accountability. The corporate functional leaders are:

•	John McMullen, Chief Financial Officer and Executive Vice President;

•	Mark Green, Chief Human Resources Officer and Senior Vice President;

•	Steven Overman, Chief Marketing Officer and Senior Vice President;

•	Patrick Sheller, General Counsel, Secretary and Chief Administrative Officer and Senior Vice President;

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•	Terry Taber, Chief Technical Officer and Senior Vice President; and

•	Kim VanGelder, Chief Information Officer and Vice President. VanGelder will now report to CEO Jeff Clarke.

These changes will be effective January 1, 2015.

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About Kodak

Kodak is a technology company focused on imaging. We provide — directly and through partnerships with other innovative companies — hardware, software, consumables and services to customers in graphic arts, commercial print, publishing, packaging, electronic displays, entertainment and commercial films, and consumer products markets. With our world-class R&D capabilities, innovative solutions portfolio and highly trusted brand, Kodak is helping customers around the globe to sustainably grow their own businesses and enjoy their lives. For additional information on Kodak, visit us at kodak.com, follow us on Twitter @Kodak, or like us on Facebook at KodakNow.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This document includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs, business trends, and other information that is not historical information. When used in this document, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the company’s Annual Report on Form 10-K for the year ended December 31, 2013, under the headings “Business,” “Risk Factors,” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources,” the Risk Factors section of the company’s Report on Form 10-Q for the period ended September 30, 2014, and those described in other filings the company makes with the SEC from time to time, as well as the following: the company’s ability to improve and sustain its operating structure, financial results and profitability; the ability of the company to achieve cash forecasts, financial projections, and projected growth; our ability to achieve the financial and operational results contained in our business plans; the ability of the company to discontinue or sell certain non-core businesses or operations; the company’s ability to comply with the covenants in its credit facilities; our ability to obtain additional financing if and as needed; any potential adverse effects of the Chapter 11 proceedings on the company’s brand or business prospects; the company’s ability to fund continued investments, capital needs, restructuring payments and service its debt; changes in foreign currency exchange rates, commodity prices and interest rates; the resolution of claims against the company; our ability to attract and retain key executives, managers and employees; our

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ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the company. There may be other factors that may cause the company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the company or persons acting on its behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. The company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

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